                                                                    EXHIBIT 25.1

          -------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY

                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           ---------------------------

                        CHASE TRUST COMPANY OF CALIFORNIA
              (Exact name of trustee as specified in its charter)

CALIFORNIA                                                 94-2926573
(State of incorporation                                    (I.R.S. employer
if not a national bank)                                    identification No.)

101 California Street
San Francisco, California                                  94111
(Address of principal executive offices)                   (Zip Code)

                           ---------------------------
                               RAYCHEM CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                   94-1369731
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification No.)

300 Constitution Drive
Menlo Park, California                                     94025
(Address of principal executive offices)                   (Zip Code)

                           ---------------------------
                                 Debt Securities

                       (Title of the indenture securities)

                       ----------------------------------

                                     GENERAL

ITEM 1.        GENERAL INFORMATION.

               Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

               Superintendent of Banks of the State of California,
                   235 Montgomery Street, San Francisco, California 94104-2980.

               Board of Governors of the Federal Reserve System,
                   Washington, D.C. 20551

        (b)    Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.        AFFILIATIONS WITH THE OBLIGOR.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

ITEM 16.       LIST OF EXHIBITS

        List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference) and a copy of the Certificate of Amendment dated March 26, 1997 attached hereto as Exhibit 1.

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         5.       Not applicable.

         6. The consent of the Trustee required by Section 21(b) of the Act (See Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.       Not applicable.

         9.       Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 10th day of July, 1997.

                                    CHASE TRUST COMPANY OF CALIFORNIA

                                    By      /s/ James Nagy
                                      -------------------------------
                                           JAMES NAGY
                                           Assistant Vice President

EXHIBIT 7.      REPORT OF CONDITION OF THE TRUSTEE.


CONSOLIDATED REPORT OF CONDITION OF  Chemical Trust Company of California
                                     -------------------------------------
                                            (Legal Title)

LOCATED AT     San Francisco         San Francisco        CA           94111
          ----------------------------------------------------------------------
                  (City)               (County)        (State)         (Zip)

AS OF CLOSE OF BUSINESS ON   March 31, 1997        BANK NO.   1476
                           -----------------------         ----------

================================================================================

ASSETS                                                     DOLLAR AMOUNT IN THOUSANDS
1.  Cash and due from banks                                                    11,768
2.  U.S. Treasury securities                                                   10,025
3.  Obligations of other U.S. Government agencies and corporations
4.  Obligations of States and political subdivisions
5.  Other securities (including $           corporate stock
                                 -----------
    (a)  Loans

    (b)  Less:  Reserve for possible loan losses

    (c)  Loans (Net)

7.  Bank Premises, furniture and fixtures and other assets representing bank
    premises (including $ -0-          capital leases)                            120
                         --------------
8.  Real estate owned other than bank premises
9.  Investments in subsidiaries not consolidated

10.  Other assets (complete schedule on reverse) (including $  intangibles)       851
                                                             --
11. TOTAL ASSETS                                                               22,764

LIABILITIES

12. Liabilities For borrowed money

13. Mortgage indebtedness (including $               capital leases)
                                      ---------------
14. Other liabilities (complete on schedule on reverse                          2,941
15. TOTAL LIABILITIES                                                           2,941
                                                                                =====
16. Capital notes and debentures

SHAREHOLDERS EQUITY

17. Preferred stock--

    (Number shares outstanding                     ) Amount $
                              ---------------------
18. Common stock--                                                                 10
    (Number shares authorized    100               ) Amount $                     100
                             ----------------------
    (Number shares outstanding   100               ) Amount $                     100
                               --------------------
19. Surplus                                         Amount $                    9,990
20. TOTAL CONTRIBUTED CAPITAL                                                  10,000
21. Retained earnings and other capital reserves                                9,823
22. TOTAL SHAREHOLDERS EQUITY                                                  19,823
23. TOTAL LIABILITIES AND CAPITAL ACCOUNTS                                     22,764
                                                                               ======

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





MEMORANDA

1.  Assets deposited with State Treasurer to qualify for exercise of
    fiduciary powers (market value)                                        630
--------------------------------------------------------------------------------

The undersigned,
Francis J. Farrell, VP & Manager and C. Scott Boone, Senior Vice President
--------------------------------------------------------------------------------
         (Name and Title)                         (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on    4/22/97       , at   San Francisco        , California
           -----------------      ----------------------
                (Date)                (City)

                  /s/Francis J. Farrell               /s/C. Scott Boone
               ---------------------------        ------------------------
                      (Signature)                        (Signature)


                             SCHEDULE OF OTHER ASSETS

                          Accounts Receivable              $326
                          Deferred Taxes                    396
                          Other                             129
                                                          -----
                             Total (same as Item 10)       $851

                             SCHEDULE OF OTHER LIABILITIES

                          Accrued Income Taxes           $1,738
                          Accrued Expenses & A/P             47
                          Accrued Pension & Benefits        771
                          Accrued Incentive Expense          23
                          All Other Liabilities             362
                                                          -----
                             Total (same as Item 14)     $2,941

                                    EXHIBIT 1

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            ARTICLES OF INCORPORATION

                                       OF

                      CHEMICAL TRUST COMPANY OF CALIFORNIA

        The undersigned, Francis J. Farrell and Paula Oswald, certify that:

1. They are respectively a Vice President and an Assistant Secretary of Chemical Trust Company of California (the "Corporation"), a California corporation.

2. Article One of the articles of incorporation of the Corporation is amended effective April 1, 1997 to read as follows:

         One:         The name of the corporation is:

                      CHASE TRUST COMPANY OF CALIFORNIA

3. The foregoing amendment of the articles of incorporation has been duly approved by the board of directors of the Corporation at a meeting duly called and held on March 27, 1997.

4. The foregoing amendment of articles of incorporation has been duly approved by the unanimous written consent of the sole shareholder of the Corporation pursuant to Section 603 of the California Corporations Code.

         Each of the undersigned declares under the penalty of perjury that the matters set forth in this certificate are true and correct of his or her own knowledge.

         In witness whereof, the undersigned have executed this certificate at San Francisco, California on March 26, 1997:

                                    /s/ Francis J. Farrell
                                    ----------------------------------
                                    Vice President


                                    /s/ Paula Oswald
                                    ----------------------------------
                                    Assistant Secretary